Exhibit 32.2.

Section 906 Certification by Darrell Parlee

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Darrell Parlee and Treasurer and Director of Altus Explorations Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the annual report on Form 10-KSB of Altus Explorations Inc. for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Altus Explorations Inc.

Dated: April 17, 2006

/ s / Darrell Parlee

Darrell Parlee
Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)